UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Greenwave Technology Solutions, Inc.

4016 Raintree Rd, Suite 300

Chesapeake, VA 23321

(800) 490-5020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on August 13, 2025

To the Stockholders of Greenwave Technology Solutions, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenwave Technology Solutions, Inc., a Delaware corporation (the “Company”), will be held on August 13, 2025 at 4:30 p.m. Eastern Time. The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free) or by visiting www.GWAV.vote. There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

The principal business of the meeting will be:

1.	To elect three directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve, on an advisory and non-binding basis, the compensation paid to the Company’s named executive officers;

4.	To approve on a non-binding advisory basis a three-year frequency for holding an advisory vote on executive compensation;

5.	To approve the issuance of warrants to purchase up to an aggregate of 28,644,323 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq Listing Rule 5635(d)”);

6.	To approve the issuance of 11,346,743 shares of Common Stock issuable upon exercise of certain existing warrants that were amended on January 10, 2025 to, among other things, increase the number of shares of Common Stock issuable upon exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d);

7.	To ratify the terms and approve the issuance of 450,000 shares of Series A-1 Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A-1 Preferred Stock”), pursuant to the Contract of Sale, dated December 2, 2024 (the “Contract of Sale”), with DWM Properties LLC, KPAJ, LLC and Oceana Salvage Properties, L.L.C. (collectively, the “Sellers”), in each case, an entity affiliated with Danny Meeks, the Company’s Chief Executive Officer and Chairman of the Board, pursuant to which the Company agreed to purchase certain Premises (as defined in the Contract of Sale) held by the Sellers;

8.	To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-150 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-150, and (Y) any Reverse Stock Split is completed no later than the second anniversary of the Record Date (as defined herein);

9.	To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

10.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

You may vote if you were the record owner of shares of the Company’s Common Stock or Series A-1 Preferred Stock, at the close of business on July 17, 2025. The Board of Directors of the Company has fixed the close of business on July 17, 2025 as the record date (the “Record Date”) for the determination of holders of Common Stock (the “Common Stockholders”) and holders of Series A-1 Preferred Stock (the “Series A-1 Preferred Stockholders”, and together with the Common Stockholders, the “Stockholders”) entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were 61,169,509 shares of Common Stock and 450,000 shares of Series A-1 Preferred Stock outstanding and entitled to vote at the Annual Meeting. The Common Stockholders are entitled to one vote for each share of Common Stock held. The Series A-1 Preferred Stockholders are entitled to one vote per share of Common Stock each holder would be entitled to receive upon conversion of their Series A-1 Preferred Stock. The foregoing shares of Common Stock and Series A-1 Preferred Stock are referred to herein as the “Shares.” Holders of our Common Stock and Series A-1 Preferred Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).

Stockholders are cordially invited to virtually attend the Annual Meeting. Whether you plan to virtually attend the Annual Meeting or not, you are requested to vote over the Internet, by telephone, or to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. Voting by using the aforementioned methods will not prevent you from voting virtually at the annual meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to virtually attend the Annual Meeting.

For information on how to vote your Shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.

We encourage you to vote over the Internet, by telephone, or by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your Shares, please contact our Chief Executive Officer at Greenwave Technology Solutions, Inc., at 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321, telephone number (800) 490-5020.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.GWAV.vote

By Order of the Board of Directors of Greenwave Technology Solutions, Inc.

Sincerely,

/s/ Danny Meeks
Danny Meeks, Chief Executive Officer and Chairman of the Board

Date:            , 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON August 13, 2025

The Notice of Annual Meeting of Stockholders, Annual Report on Form 10-K and our Proxy Statement are available at www.GWAV.vote

REFERENCES TO ADDITIONAL INFORMATION

This Proxy Statement incorporates important business and financial information about Greenwave Technology Solutions, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Chief Executive Officer of Greenwave Technology Solutions, Inc., at 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321, telephone number (800) 490-5020.

To ensure timely delivery of these documents prior to the Annual Meeting, any request should be made no later than August 6, 2025.

For additional details about where you can find information about Greenwave Technology Solutions, Inc., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.

Greenwave Technology Solutions, Inc.

4016 Raintree Rd, Suite 300

Chesapeake, VA 23321

(800) 490-5020

2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 13, 2025

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement, along with the accompanying notice of the 2025 Annual Meeting of Stockholders, contains information about the 2025 Annual Meeting of Stockholders of Greenwave Technology Solutions, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 4:30 pm Eastern Time on August 13, 2025 or such later date or dates as such Annual Meeting date may be adjourned or postponed. The Annual Meeting will be a completely virtual meeting of Stockholders conducted via live audio webcast to enable and encourage Stockholders to participate in the Annual Meeting from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting www.GWAV.vote.

In this Proxy Statement, we refer to Greenwave Technology Solutions, Inc. as “Greenwave,” the “Company,” “we,” “us,” or “our.”

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by the board of directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 4:30 p.m. Eastern Time on August 13, 2025 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 13, 2025. The Proxy Statement and annual report to security holders are available at www.GWAV.vote.

This Proxy Statement is being mailed on or about July 24, 2025 to Stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), which includes our financial statements for the fiscal year ended December 31, 2024, by following the instructions contained in the Notice of Availability mailed to Stockholders entitled to notice of and to vote at the meeting along with this Proxy Statement on August 13, 2025, or on the Internet through the SEC’s electronic data system at www.sec.gov or at www.GWAV.com.

Who may attend and how to attend?

Our Board has fixed the close of business on July 17, 2025 as the Record Date. Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Each share of Series A-1 Preferred Stock is entitled to vote on an as-converted basis and is convertible into Common Stock at 0.0001% of the then-outstanding shares of Common Stock, having voting weight equal to 45% of the number of shares of Common Stock outstanding. Record holders and beneficial owners may attend the Annual Meeting via phone. Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International).

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the Annual Meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your Shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time on August 11, 2025. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.

●	Stockholders may submit live questions on the conference line while attending the virtual Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

Why is the 2025 Annual Meeting a virtual, online meeting?

We believe hosting the Annual Meeting virtually will enable increased Stockholder attendance and will encourage more active Stockholder engagement and participation at the Annual Meeting.

Who Can Vote?

Stockholders who owned Shares at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 61,169,509 shares of Common Stock and 450,000 shares of Series A-1 Preferred Stock outstanding and entitled to vote at the Annual Meeting.

You do not need to virtually attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. Stockholders may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting virtually may revoke their proxy by voting at the Annual Meeting. See “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share of Common Stock. Each holder of Series A-1 Preferred Stock is entitled to one vote per share of Common Stock each holder would be entitled to receive upon conversion of their Series A-1 Preferred Stock, having voting weight equal to 45% of the number of shares of Common Stock outstanding. Holders of our Common Stock and Series A-1 Preferred Stock will vote together as a single class.

How Do I Vote?

Whether you plan to virtually attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to virtually attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

●	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does the Board Recommend that I Vote on the Proposals?

The Board recommends that you vote on the proposals presented herein as follows:

●	“FOR” the election of the Board nominees as directors;

●	“FOR” the ratification of the selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

●	“FOR” the approval, on an advisory and non-binding basis, of the compensation paid to our named executive officers;

●	“FOR” approval, on a non-binding advisory basis, of a three-year frequency for holding an advisory vote on executive compensation;

●	“FOR” the issuance of warrants to purchase up to an aggregate of 28,644,323 shares of the Company’s Common Stock, and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d);

●	“FOR” the issuance of 11,346,743 shares of Common Stock issuable upon exercise of certain existing warrants that were amended on January 10, 2025 to, among other things, increase the number of shares of Common Stock issuable upon exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d);

●	“FOR” the ratification of the terms and approval of the issuance of 450,000 shares of the Series A-1 Preferred Stock pursuant to the Contract of Sale with the Sellers, in each case, an entity affiliated with Danny Meeks, the Company’s Chief Executive Officer and Chairman of the Board, pursuant to which the Company agreed to purchase certain Premises (as defined in the Contract of Sale) held by the Sellers;

●	“FOR” the grant of discretionary authority to the Company’s Board to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-150 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-150, and (Y) any Reverse Stock Split is completed no later than the second anniversary of the Record Date (as defined herein); and

●	“FOR” the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	by signing a new proxy card and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

●	if your Shares are registered in your name, by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	by virtually attending the Annual Meeting and voting; however, virtually attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

What is a Broker Non-Vote?

If your Shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors	The affirmative vote of a majority of the Shares cast (virtually or represented by proxy) on the subject matter at the Annual Meeting is required to elect nominees as directors. Abstentions are not considered Shares cast for this proposal, and thus, will have no effect on the vote for this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 2: Ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal 3: Non-binding advisory vote to approve executive compensation.	To be approved, this non-binding advisory vote must be approved by a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal 4: Approval, on a non-binding advisory basis, of a three-year frequency for holding an advisory vote on executive compensation	While Proposal 4 is advisory in nature and nonbinding, the Board will review the voting results and expects to take them into consideration when determining the frequency for holding an advisory vote on executive compensation

Proposal 5: To approve the issuance of warrants to purchase up to an aggregate of 28,644,323 shares of Common Stock, and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d);	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal 6: To approve the issuance of 11,346,743 shares of Common Stock issuable upon exercise of certain existing warrants that were amended on January 10, 2025 to, among other things, increase the number of shares of Common Stock issuable upon exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d);	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal 7: To ratify the terms and approve the issuance of 450,000 shares of the Series A-1 Preferred Stock, pursuant to the Contract of Sale with the Sellers, in each case, an entity affiliated with Danny Meeks, the Company’s Chief Executive Officer and Chairman of the Board, pursuant to which the Company agreed to purchase certain Premises (as defined in the Contract of Sale) held by the Sellers; and	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal 8: To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-150 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-150, and (Y) any Reverse Stock Split is completed no later than the second anniversary of the Record Date (as defined herein).	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting and entitled to vote as of the record date is required to approve the grant of discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-150 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-150, and (Y) any Reverse Stock Split is completed no later than the second anniversary of the Record Date (as defined herein). Thus, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Proposal 9: Authorization to adjourn the Annual Meeting.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, virtually or by proxy, of the holders of a majority of the outstanding shares of each class or series of voting stock then entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the virtual Annual Meeting virtually or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Do I Have Dissenters’ Rights of Appraisal?

The Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our Shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our Stockholders reside, if either we or the brokers believe that the Stockholders are members of the same family. This practice, referred to as “householding,” benefits both Stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

Those Stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our Stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Stockholders whose Shares are registered in their own name should contact our transfer agent, Equity Stock Transfer, and inform them of their request by calling them at (212) 575-5757 or writing them at 237 W 37th Suite 602, New York, NY 10018.

●	Stockholders whose Shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is Paying for this Proxy Solicitation?

The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

Who will Count the Votes?

A representative from Equity Stock Transfer, LLC will act as the inspector of election and count the votes.

When are Stockholder Proposals due for the 2026 Annual Meeting of Stockholders?

At our annual meeting each year, our Board submits to Stockholders its nominees for election as directors. In addition, the Board may submit other matters to the Stockholders for action at the annual meeting. Our Second Amended and Restated Bylaws (the “Bylaws”) require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the 2026 annual meeting, stockholders of record intending to propose business must deliver notice in writing no later than May 15, 2026, but no earlier than April 15, 2026, to the Company at Attention: Secretary/Chief Executive Officer, Greenwave Technology Solutions, Inc., 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2026 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the stockholder eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials under Rule 14a-8, you must submit your proposal in writing no later than March 26, 2026 to the Company at Attention: Chief Executive Officer, Greenwave Technology Solutions, Inc., 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321; provided, however, if the date of the 2026 annual meeting is convened more than 30 days before, or delayed by more than 30 days after, the first anniversary of this Annual Meeting, a stockholder proposal must be submitted in writing to the Company within a reasonable time before the Company prints and mails its proxy materials to stockholders for the 2026 annual meeting.

What Interest Do Executive Officers and Directors Have in Matters to Be Acted Upon?

None of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other Stockholders of the Company except for Proposal No. 1 regarding the nomination of members to the Board, Proposal No. 3 regarding the advisory vote on executive compensation, and Proposal No. 7 regarding ratification of the terms and approval of the issuance of 450,000 shares of Series A-1 Preferred Stock, pursuant to the Contract of Sale with the Sellers, in each case, an entity affiliated with Danny Meeks, our Chief Executive Officer, pursuant to which the Company agreed to purchase certain Premises (as defined in the Contract of Sale) held by the Sellers.

Where Can I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is www.GWAV.com. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock (ii) our current directors and the named executive officers identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days after July 11, 2025 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The information set forth in the table below is based on 61,169,509 shares of our Common Stock and 450,000 shares of Series A-1 Preferred Stock issued and outstanding as of July 11, 2025. In computing the number of shares of Common Stock and Series A-1 Preferred Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities (including the Series A-1 Preferred Stock) held by that person that are currently exercisable or will be exercisable within 60 days after July 11, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is in care of Greenwave Technology Solutions, Inc., 4016 Raintree Rd, Chesapeake, VA 23321.

	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding(1)	% of Total Voting Power
Directors and Named Executive Officers
Danny Meeks	50,047,780	(2)	3.5%	45.0%
Lisa Lucas-Burke	-		-	-
Cheryl Lanthorn	300,006	(3)	*	*
All directors and named executive officers as a group (3 people)	50,347,786		4.0%	45.3%

Other 5% Stockholder
Joseph Reda(4)	4,500,000	(5)	7.4%	4.1%
Anson Funds Management LP(6)	4,843,160	(7)	7.9%	4.4%

* Represents beneficial ownership of less than 1.0% of our outstanding Common Stock.

(1) For this column, the numerator is the number of outstanding shares of Common Stock held by the reporting person and the denominator is equal to the total number of shares of Common Stock outstanding (61,169,509).

(2) Consists of (i) 2,135,788 shares of Common Stock, (ii) 5,484 shares of Common Stock underlying warrants, and (iii) 47,906,508 shares of Common Stock issuable upon conversion of 450,000 shares of Series A-1 Preferred Stock.

(3) Includes 6 shares owned by the reporting person’s spouse.

(4) The address for Joseph Reda is 1324 Manor Circle Pelham, NY 10803.

(5) Based on a Schedule 13G filed by the Stockholder on February 13, 2025.

(6) The address for Anson Funds Management LP is 16000 Dallas Parkway, Suite 800 Dallas, Texas 75248.

(7) Based on a Schedule 13G filed by the Stockholder on May 15, 2025.

PROPOSAL ONE:

ELECTION OF DIRECTORS

At this Annual Meeting, three (3) people, comprising the entire membership of the Board, are to be elected. The elected directors will serve until the Company’s next annual meeting of Stockholders or until their successors are elected and qualified. Each of the nominees currently serves on the Board.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of the people elected as directors will continue until the next annual meeting or until their successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Our directors are not directors in any other reporting companies. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Position
Danny Meeks	52	Chief Executive Officer, Chairman of the Board
Cheryl Lanthorn	54	Director
Lisa Lucas-Burke	61	Director

Mr. Danny Meeks, Chief Executive Officer and Chairman of the Board – Mr. Meeks is the Chief Executive Officer of the Company, a position he has held since September 30, 2021. He has served as a director and Chairman of the Board since June 2021. He has served as interim Chief Financial Officer from November 30, 2021 until April 18, 2022. He was the sole owner and President of Empire Services, Inc., a metal recycling company he founded in 2002, until its acquisition by the Company in September 2021. Additionally, Mr. Meeks has been serving as the President of DWM Properties, LLC, his real estate holding company, since 2002 and as the President of Select Recycling and Waste Services, Inc., a waste disposal and recycling company, from October 2016 to present. Mr. Meeks graduated from Manor High School in 1993. Mr. Meeks is well-suited to serve on our Board due to his significant business and management experience and deep knowledge of growth and commercialization strategies. Mr. Meeks joined the Company’s Board to foster revenue-generating capabilities of the Company.

Mrs. Cheryl Lanthorn, Director – Mrs. Lanthorn has served as a Director of the Company since April 2022. Mrs. Lanthorn began her career as a Personal Administrator at Welton, Duke & Hawks before rising to an Accounting Administrator due to her work-ethic, extensive accounting knowledge, and attention to detail. For the next 14 years, Mrs. Lanthorn was a Software Trainer and Content Developer for Applied Systems, Inc., where she created webinars and instructional documentation to teach employees how to best utilize TAM, Vision, Epic, and other scalable software programs. From December 2015 to July 2022, Mrs. Lanthorn served as an Account Executive at Brown & Brown Insurance, where she managed one of the company’s largest books of business, managed employees and their books, trained new employees, and performed various other administrative duties. Since August 2022, Mrs. Lanthorn has been a Senior Account Manager at Marsh McLennan Agency, LLC, where she manages large corporate accounts.

Ms. Lisa Lucas-Burke, Director - Ms. Lucas-Burke has served as a Director of the Company since January 2025. Ms. Lucas-Burke began her career with the City of Portsmouth in the Information Technology Department in 1988, ultimately as a Computer Programmer Analyst. In 2000, Ms. Lucas-Burke joined her family business of Lucas Lodge, where she currently serves as Executive Director and business partner with her mother, Senator L. Louise Lucas. Lucas-Burke was appointed to the Economic Development Authority in 2010 by the City Council, where she was an EDA Commissioner for 6 years and ultimately achieved the position of Chairman of the Board. Ms. Lucas-Burke was elected to Portsmouth City Council in 2016 and was re-elected in 2020. During Lucas-Burke’s eight-year tenure on the Portsmouth City Council, she was unanimously voted in twice to serve as Vice Mayor by her City Council Colleagues. A graduate of Norfolk State University, Ms. Lucas-Burke holds a Bachelor of Science Degree in Electronics Engineering (1987) and a Bachelor of Arts Degree in Psychology (2016). Ms. Lucas-Burke is a Diamond Life Member of Delta Sigma Theta Sorority, Incorporated, and her chapter affiliation has been with the Portsmouth Alumnae Chapter of Delta Sigma Theta Sorority, Inc., since 1996. Lucas-Burke served as Chapter President of Portsmouth Alumnae Chapter for two, two-years terms (2008 – 2012); Lucas-Burke is also a member of the Portsmouth (VA) Chapter of The Links, Incorporated (2017 – present); Martin Luther King, Jr., Leadership Steering Committee (2006 – present); Portsmouth Democratic Committee (2006 – present); Lefcoe Trustee Board (2013 – present); Member of St. Mark Missionary Baptist Church (2009 – present); and Lucas-Burke is also a former board member and Chair of The Portsmouth Boulevard – Center for Youth (2006 – 2012), where she served as member, Treasurer and President over her six year term on the board.

Family Relationships

There are no family relationships among our directors and executive officers.

Insider Trading Policy

We have an insider trading policy that governs the purchase, sale, and other disposition of our securities by our directors, officers, employees and other individuals associated with us, as well as by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2024. The Company has no policy regarding hedging the economic risks of equity ownership for the executive team or directors of the Company and the Company does not engage in this practice.

Compensation Recovery Policy

Our Board has adopted a compensation recovery policy, which provides that in the event we are required to prepare an accounting restatement due to noncompliance with any financial reporting requirements under the securities laws or otherwise erroneous data or we determine there has been a significant misconduct that causes financial or reputational harm, we shall recover a portion or all of any incentive compensation. The policy is filed as an exhibit to this annual report.

Changes to security holder director nomination procedures

The Company has not adopted procedures for considering director candidates submitted by stockholders under Item 407(c)(2)(iv), Regulation S-K.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the Shares cast (virtually or represented by proxy) on the subject matter at the Annual Meeting is required to elect nominees as directors. Abstentions are not considered Shares cast for this proposal, and thus, will have no effect on the vote for this proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THEIR PROXY CARD.

CORPORATE GOVERNANCE

Governance of Our Company

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our Stockholders well and maintaining our integrity in the marketplace. Our corporate governance guidelines and Code of Conduct and Ethics, together with our Second Amended and Restated Certificate of Incorporation, Bylaws and the charters for each of our Board committees, form the basis for our corporate governance framework. We also are subject to certain provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC. The full text of the Code of Conduct and Ethics is available on our website at https://www.GWAV.com/code-of-conduct and is also filed as an exhibit to our Annual Report on Form 10-K.

As described below, our Board has established four standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee, the Compensation Committee, the Sustainability Committee and the Nominating and Corporate Governance Committee.

Our Board of Directors

As of the date of this Proxy Statement, our Board consists of three members. The number of directors on our Board can be evaluated and amended by action of our Board.

Our Board judges the independence of its directors by the standards established by the Nasdaq Stock Market (“Nasdaq”). Accordingly, the Board has determined that our two non-employee directors, Cheryl Lanthorn and Lisa Lucas-Burke each meet the independence standards established by Nasdaq and the applicable independence rules and regulations of the SEC, including the rules relating to the independence of the members of our Audit Committee and Compensation Committee. Our Board considers a director to be independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with the independent judgment of such director, and the director otherwise meets the independence requirements under the listing standards of the Nasdaq Stock Market and the rules and regulations of the SEC.

Our Board believes its members collectively have the experience, qualifications, attributes and skills to effectively oversee the management of our Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to resolve the issues facing our Company, a willingness to devote the necessary time to their Board and committee duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Risk Oversight. Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Each of our Board committees also coordinates oversight of the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Board is also provided with updates by the Chief Executive Officer and other executive officers of the Company on a regular basis.

Stockholder Communications. Although we do not have a formal policy regarding communications with the Board, Stockholders may communicate with the Board by writing to us at 4016 Raintree Rd, Chesapeake, VA 23321, Attention: Chairman. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Board and Committee Meetings

During the fiscal year ended December 31, 2024, our Board held six meetings and operated primarily by unanimous written consent. For the fiscal year ended December 31, 2024, our Board was composed of five members from January 1, 2024 to August 14, 2024 and four members from August 15, 2024 to December 31, 2024. Our Audit Committee held four meetings during the year ended December 31, 2024. Our Compensation Committee and Nominating and Corporate Governance committee held four meetings during the fiscal year ended December 31, 2024. Our Sustainability Committee held four meetings during the year ended December 31, 2024 .

Board Committees

On December 9, 2015, our Board designated the following three committees of the Board: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. On September 13, 2022, the Board created a Sustainability Committee of the Board.

Audit Committee.  The Audit Committee consists of Cheryl Lanthorn and Lisa Lucas-Burke. Cheryl Lanthorn is the Chairperson of the Audit Committee. The Audit Committee is responsible for, among other things, overseeing the financial reporting and audit process and evaluating our internal controls over financial reporting. The Board has determined that Cheryl Lanthorn is an “audit committee financial expert” serving on its Audit Committee. The Board has determined that each member of the Audit Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is “independent,” as that term is defined by the rules of Nasdaq. A copy of the Audit Committee Charter is available on our website at https://www.GWAV.com/audit-committee-charter.

Compensation Committee. The Compensation Committee consists of Cheryl Lanthorn and Lisa Lucas-Burke. Effective July 12, 2023, Cheryl Lanthorn was appointed as Chairwoman of the Compensation Committee. Cheryl Lanthorn is the Chairwoman of the Compensation Committee. The Compensation Committee is responsible for, among other things, establishing and overseeing the Company’s executive and equity compensation programs, reviewing and recommending executive officer employment agreements, determining director compensation programs, overseeing the hiring of independent compensation consultants, preparing the compensation committee report, establishing performance goals and objectives, and evaluating performance against such goals and objectives. The Compensation Committee also grants stock options and other awards under our stock plans, periodically reviews the operation of the Company’s employee benefit plans and analyzes the Company’s bylaws, Compensation Committee Charter for its adequacy in meeting the Company’s compensation-related goals and objectives. The Compensation Committee Charter does not grant the right to delegate authority to other persons, although it does grant the Compensation Committee the flexibility to hire compensation consultants to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers. While the Board does not provide a formal role for executive officers in determining or recommending the amount or form of executive and director compensation, the Compensation Committee meets with the CEO at or near the start of each fiscal year to discuss the goals and incentive compensation programs. The Board has determined that each member of the Compensation Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Compensation Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Compensation Committee Charter is available on our website at https://www.GWAV.com/compensation-committee-charter.

Nominating and Corporate Governance Committee. As of January 1, 2023, Bryan Plumlee, Cheryl Lanthorn and John Wood served as members of the Nominating and Corporate Governance Committee. Effective July 12, 2023, Mr. Plumlee resigned from the Nominating and Corporate Governance Committee and Henry Sicignano was appointed to the Nominating and Corporate Governance Committee. Effective August 7, 2023, Jason Adelman was appointed to the Nominating and Corporate Governance Committee. Effective August 14, 2024, John Wood resigned from the Nominating and Corporate Governance Committee. Effective January 28, 2025, Lisa Lucas-Burke was appointed to the Nominating and Corporate Governance Committee. Cheryl Lanthorn is the Chairwoman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and recommending candidates to fill vacancies occurring between annual stockholder meetings and reviewing the Company’s policies and programs relating to matters of corporate citizenship, including public issues of significance to the Company and its stockholders. The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at https://www.GWAV.com/ncg-charter.

Sustainability Committee. The Sustainability Committee consists of Cheryl Lanthorn and Lisa Lucas-Burke as members of the Sustainability Committee. Cheryl Lanthorn is the Chairwoman of the Sustainability Committee. The Sustainability Committee is responsible for, among other things, setting and overseeing the Company’s goals, strategies, and commitments related to sustainability and Environmental Social Governance, including climate risks and opportunities, community and social impact, and diversity and inclusion. A copy of the Sustainability Committee Charter is available on our website at https://www.GWAV.com/sustainability-committee-charter.

Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as appropriate, regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that the risks we undertake are consistent with the Board’s risk parameters. While the Board oversees the risk management process, our management is responsible for day-to-day risk management and, if management identifies new or additional significant risks, it brings such risks to the attention of the Board.

Board Leadership Structure

Danny Meeks is the Chairman of our Board and Chief Executive Officer of the Company. The Chairman of the Board presides at all meetings of the Board, unless such position is vacant, in which case, the Chief Executive Officer of the Company would preside.

Policy on Hedging the Economic Risks of Equity Ownership.

The Company has no policy regarding hedging the economic risks of equity ownership for the executive team or directors of the Company and the Company does not engage in this practice.

Changes to security holder director nomination procedures

The Company has not adopted procedures for considering director candidates submitted by stockholders under Item 407(c)(2)(iv), Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our outstanding shares of Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership in our Common Stock and other equity securities. Such persons are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of copies of the reports received by us or written representations from certain Reporting Persons that no other reports were required, we believe that during the fiscal year ended December 31, 2024, all filing requirements applicable to the Reporting Persons were timely met.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Meeks, whose biography is set forth above:

Name	Age	Position
Danny Meeks	52	Chief Executive Officer and Chairman of the Board

Danny Meeks, Chief Executive Officer, and Chairman of the Board – Mr. Meeks’ Biographical information is provided above under “Proposal One: Election of Directors.”

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers for the year ended December 31, 2024 were Danny Meeks, our Chief Executive Officer, Ashley Sickles, our former Chief Financial Officer, and Isaac Dietrich, our Chief Financial Officer.

The following table presents the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)	Option awards ($) (1)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)(3)	All other compensation ($)		Total ($)
Danny Meeks,	2024	28,864	—	—	—	—	321,154	150,000	(4)	500,000
Chief Executive Officer	2023	500,000	250,000	—	—	—	—	—		750,000

Ashley Sickles,	2024	—	—	—	—	—	—	—		—
Former Chief Financial Officer	2023	45,173	—	—	—	—	—	—		45,173

Isaac Dietrich,	2024	64,624	230,100	93,000	—	—	—	—		387,724
Former Chief Financial Officer	2023	228,093	—	—	—	—	—	—		228,093

(1) These amounts are the aggregate fair value of the equity compensation incurred by the Company for payments to executives during the fiscal year. The aggregate fair value is computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The fair market value was calculated using the Black-Scholes options pricing model.

(2) In 2024, our CEO deferred a portion of his salary not paid by the Company.

(3) Includes $38,000 attributed to the personal use of a car, $23,700 in reimbursed travel expenses, and a $10,000 business clothing allowance.

Narrative Disclosure to the Summary Compensation Table

Danny Meeks

On September 30, 2021, the Company entered into an employment agreement with Danny Meeks pursuant to which Mr. Meeks serves as the Company’s Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Meeks shall receive an annual base salary of $500,000. In addition, Mr. Meeks shall be eligible to receive an annual bonus and shall be eligible to receive such awards under the Company’s incentive plans as determined by the Company’s Compensation Committee. Mr. Meeks may be terminated by the Company or may voluntarily resign, at any time, with or without cause. Either the Company or Mr. Meeks may terminate Mr. Meeks’ employment upon two weeks prior written notice.

Until October 1, 2026, for every $1 million in annual revenue Empire Services, Inc., a Virginia corporation and wholly owned subsidiary of the Company, generates over $20 million, Mr. Meeks shall be entitled to receive either 833,333 shares of the Company’s common stock or $50,000 in cash, at the discretion of Mr. Meeks.

Upon termination except by death (the “Termination Date”), the Company shall pay Mr. Meeks (i) any accrued but unpaid compensation, (ii) a pro-rata portion of his annual bonus calculated as of the Termination Date and (iii) reimbursement of expenses incurred on or prior to the Termination Date. In addition, Mr. Meeks may elect to receive Consolidated Omnibus Budget Reconciliation Act of 1985 benefits for up to twelve months from the Termination Date. Upon termination of Mr. Meeks’ employment for death, the Company shall pay Mr. Meeks (i) any accrued but unpaid compensation and (ii) reimbursement of expenses incurred on or prior to such date. Mr. Meeks is also entitled to participate in any and all benefit plans such as health, dental and life insurance, from time to time, in effect for senior executives, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. In the fiscal years ended December 31, 2024 and December 31, 2023, Mr. Meeks received $0 and $250,000 in bonuses, respectively. Mr. Meeks did not receive any compensation related to his position as a director. As of December 31, 2024 and 2023, Mr. Meeks was owed $950,000 and $950,000 in accrued but unpaid bonuses, respectively.

Howard Jordan

On April 18, 2022, the Company hired Howard Jordan as Chief Financial Officer, for which he received a salary of $135,000 per year. On September 12, 2022, the Company terminated Mr. Jordan’s employment as Chief Financial Officer.

Ashley Sickles

On September 13, 2022, the Company hired Ashley Sickles as Chief Financial Officer, for which she received a salary of $135,000 per year. On April 28, 2023, Ms. Sickles resigned her position as the Company’s Chief Financial Officer.

Isaac Dietrich

On April 28, 2023, the Company hired Isaac Dietrich as Chief Financial Officer, for which he received a salary of $300,000 per year. On April 12, 2025, the Company terminated the employment of Isaac Dietrich, our Chief Financial Officer, effective April 12, 2025.

At no time during the periods listed in the above tables, with respect to any named executive officers, was there:

●	any outstanding option or other equity-based award re-priced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);

●	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts; or

●	any non-equity incentive plan award made to a named executive officer.

Nonqualified Deferred Compensation

During the year ended December 31, 2024, our CEO deferred a portion of his salary not paid by the Company, as disclosed in the table above. Such payments were deferred because timely payments further jeopardize the Company’s ability to continue as a going concern. The Company intends to make such payments as soon as it is able.

Outstanding Equity Awards at December 31, 2024

The following table sets forth information regarding the outstanding equity awards held by our NEOs as of December 31, 2024:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Isaac Dietrich	—	—	—	—	—			150,000	$105,450

Timing of Equity Awards

The Compensation Committee grants equity awards, including stock options, from time to time. This may also include grants in connection with a new hire, promotion, and other circumstances where the Compensation Committee deems it appropriate to make such grants. Although we have not adopted a formal policy regarding the timing of equity award grants, including stock options, the Compensation Committee does not take material nonpublic information into account when determining the terms of equity awards and has not timed grants or the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, there were no stock option awards granted to any named executive officer within four business days preceding, or one business day after, the filing of any report on Forms 10-K, 10-Q, or 8-K that disclosed material nonpublic information.

Pay Versus Performance

In August 2022, the SEC adopted final rules to require companies to disclose information about the relationship between executive compensation actually paid and certain financial performance of the company. The information below is provided pursuant to Item 402(v) of SEC Regulation S-K with respect to “smaller reporting companies” as that term is defined in Item 10(f)(1) of SEC Regulation S-K.

(a) Year	(b) Summary Comp Table Total for PEO ($)(1)	(c) Comp. Actually Paid to PEO ($)(2)	(d) Average Summary Comp. Table for Non-PEO NEOs ($)(3)	(e) Average Comp. Actually Paid to Non-PEO NEOs ($)(4)	(f) Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(5)	(g) Net Income ($)(6)
2022	$1,950,000	$1,950,000	$62,942	$62,942	$6.25	$(63,859,328)
2023	$750,000	$750,000	$136,633	$136,633	$4.01	$(33,597,142)
2024	$2,150,000	$2,150,000	$407,625	$407,625	$0.03	$(100,446,189)

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Meeks (Chief Executive Officer) from January 2022 to December 2024 for each corresponding year in the “Total” column of the Summary Compensation Table. See “Executive Compensation - Summary Compensation Table.”
(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Meeks as computed in accordance with Item 402(v)(2)(iii) of SEC Regulation S-K, which prescribes certain specified additions and subtractions from the amount in column (b). In accordance with the requirements of Item 401(v)(2)(iii) of Regulation S-K, there were no adjustments required to be made to Mr. Meeks’ total compensation for each year to determine the compensation actually paid. As of December 31, 2024 and 2023, Mr. Meeks was owed $0 and $1,200,000 in accrued bonuses, respectively.
(3)	The dollar amounts reported in column (d) represent the average amounts reported for the Company’s named executive officers as a group (excluding Mr. Meeks and Mr. Dietrich after April 2023) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Meeks and Mr. Dietrich except after April 2023) included for purposes of calculating the average amounts in each applicable year are as follows: (a) Mr. Dietrich from April 2023 to December 2024; (b) Mr. Jordan from April to September 2022; and (c) Mrs. Sickles from September 2022 to April 2023.
(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Meeks and Mr. Dietrich except after April 2023) as computed in accordance with Item 402(v)(2)(iii) of SEC Regulation S-K, which prescribes certain specified additions and subtractions from the amount in column (d). In accordance with the requirements of Item 401(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Meeks and Mr. Dietrich except after April 2023) for each year to determine the compensation actually paid:
(5)	Total Shareholder Return is determined based on the value of an initial fixed investment in the Company’s common stock of $100 on December 31, 2021 and calculated in accordance with Item 201(e) of SEC Regulation S-K.
(6)	The dollar amounts reported in column (g) represent the amount of net income reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

The Compensation Committee of the Board of Directors of the Company does not have a policy or practice regarding evaluating Total Shareholder Return as part of its determination of compensation decisions for the named executive officers. The Compensation Committee takes various factors into account in determining the competitiveness of its executive compensation. Over the past three fiscal years the Compensation Committee has recognized the significant time and effort required by the executive officers and others to manage the Company’s liquidity by raising capital while reducing operating expenses and cash used in operations, secure and maintain the Company’s listing on the Nasdaq Capital Market, and to source and evaluate merger and acquisition opportunities. To retain qualified executive management, the Board, from 2022 to 2024, paid bonuses to Mr. Meeks that were earned during fiscal year 2022 through 2024. Mr. Meeks last received equity awards in 2021.

All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee director of our Board during the fiscal year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Cheryl Lanthorn	$50,000	(1)	$93,000	$-	$-	$128,000
Henry Sicignano, III(2)	$50,000		$93,000	$-	$-	$143,000
Jason Adelman(3)	$67,500		$93,000	$-	$-	$160,500
John Wood(4)	$34,375		$-	$-	$-	$34,375
Total:	$186,875		$279,000	$-	$-	$465,875

(1) As of December 31, 2024, $15,000 is owed to Mrs. Lanthorn.

(2) Mr. Sicignano, III resigned from the Board effective February 14, 2025.

(3) Mr. Adelman resigned from the Board effective April 10, 2025.

(4) Mr. Wood resigned from the Bord effective August 14, 2024.

Indemnification of Officers and Directors

Our Second Amended and Restated Certificate of Incorporation provides that we shall indemnify our officers and directors to the fullest extent permitted by applicable law against all liability and loss suffered and expenses (including attorneys’ fees) incurred in connection with actions or proceedings brought against them by reason of their serving or having served as officers, directors or in other capacities. We shall be required to indemnify a director or officer in connection with an action or proceeding commenced by such director or officer only if the commencement of such action or proceeding by the director or officer was authorized in advance by the Board of Directors.

Our Equity Incentive Plans

Our Stockholders approved our 2014 Equity Incentive Plan (“2014 Plan”) in June 2014, our 2015 Equity Incentive Plan (the “2015 Plan”) in December 2015, our 2016 Equity Incentive Plan (“2016 Plan”) in October 2016, our 2017 Equity Incentive Plan (“2017 Plan”) in December 2016, our 2018 Equity Incentive Plan (“2018 Plan”) in June 2018, our 2021 Equity Incentive Plan (“2021 Plan”) in September 2021, our 2022 Equity Incentive Plan (“2022 Plan”) in November 2022, our 2023 Equity Incentive Plan (“2023 Plan”) in October 2023, and our 2024 Equity Incentive Plan (“2024 Plan” and together with the 2014 Plan, 2015 Plan, 2016 Plan, 2017 Plan, 2018 Plan, 2021 Plan, 2022 Plan, and 2023 Plan, the “Plans”) in May 2024, which was subsequently amended in July 2024. The Plans are identical, except for the number of shares of Common Stock reserved for issuance under each.

The Plans provide for the grant of incentive stock options, non-statutory stock options, stock bonus awards, restricted stock awards, performance stock awards and other forms of stock compensation to our employees, including officers, consultants and directors. Our Plans also provide that the grant of performance stock awards may be paid out in cash as determined by the Committee (as defined herein).

Equity Compensation Plan Information

The following table and information below sets forth information as of December 31, 2024 with respect to our Plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	—	$—	803,272
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	803,272

Summary of the Plans

Authorized Shares

No shares of our Common Stock are reserved for issuance pursuant to the 2014 Plan, 2015 Plan, the 2016 Plan, the 2017 Plan, the 2018 Plan, the 2021 Plan, 2022 Plan, or 2023 Plan. There are currently 5 shares of our Common Stock available for issuance pursuant to the 2018 Plan, 1,112 shares of our Common Stock available for issuance pursuant to the 2021 Plan, 327 shares of our Common Stock available for issuance pursuant to the 2022 Plan, 1,828 shares of our Common Stock available for issuance pursuant to the 2023 Plan, and 800,000 shares of our Common Stock available for issuance pursuant to the 2024 Plan. Shares of Common Stock issued under our Plans may be authorized but unissued or reacquired shares of our Common Stock. Shares of Common Stock subject to stock awards granted under our Plans that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares of Common Stock, will not reduce the number of shares of Common Stock available for issuance under our Plans. Additionally, shares of Common Stock issued pursuant to stock awards under our Plans that we repurchase or that are forfeited, as well as shares of Common Stock reacquired by us as consideration for the exercise or purchase price of a stock award, will become available for future grant under our Plans.

Administration

Our Board, or a duly authorized committee thereof (collectively, the “Committee”), has the authority to administer our Plans. Our Board may also delegate to one or more of our officers the authority to designate employees other than Directors and officers to receive specified stock, which, in respect to those awards, said officer or officers shall then have all authority that the Committee would have.

Subject to the terms of our Plans, the Committee has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares of Common Stock subject to each stock award, the fair market value of a share of our Common Stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the Plans. The Committee has the power to modify outstanding awards under the Plans, subject to the terms of the Plans and applicable law. Subject to the terms of our Plans, the Committee has the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options

Stock options may be granted under the Plans. The exercise price of options granted under our Plans must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an ISO may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed 5 years and the exercise price must equal at least 110% of the fair market value on the grant date. The Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares of Common Stock or other property acceptable to the Committee, as well as other types of consideration permitted by applicable law. No single participant may receive more than 25% of the total options awarded in any single year. Subject to the provisions of our Plans, the Committee determines the other terms of options.

Performance Shares

Performance shares may be granted under our Plans. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The Committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of a performance share, the Committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. The Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares of Common Stock or in some combination thereof, per the terms of the agreement approved by the Committee and delivered to the participant. Such agreement will state all terms and conditions of the agreement.

Restricted Stock

The terms and conditions of any restricted stock awards granted to a participant will be set forth in an award agreement and, subject to the provisions in the Plans, will be determined by the Committee. Under a restricted stock award, we issue shares of our Common Stock to the recipient of the award, subject to vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. The Committee will determine the vesting schedule and performance objectives, if any, applicable to each restricted stock award. Unless the Committee determines otherwise, the recipient may vote and receive dividends on shares of restricted stock issued under our Plans.

Other Share-Based Awards and Cash Awards

The Committee may make other forms of equity-based awards under our Plans, including, for example, deferred shares, stock bonus awards and dividend equivalent awards. In addition, our Plans authorize us to make annual and other cash incentive awards based on achieving performance goals that are pre-established by our compensation committee.

Merger, Consolidation or Asset Sale

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards or options remain outstanding under the Plans, unless provisions are made in connection with such transaction for the continuance of the Plans and/or the assumption or substitution of such awards or options with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the relevant agreements, terminate immediately as of the effective date of any such merger, consolidation or sale.

Change in Capitalization

If the Company shall effect a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving consideration therefore in money, services or property, then awards amounts, type, limitations, and other relevant consideration shall be appropriately and proportionately adjusted. The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

Plan Amendment or Termination

Our Board has the authority to amend, suspend, or terminate our Plans, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Each of the Plans will terminate ten years after the earlier of (i) the date that each such Plan is adopted by the Board, or (ii) the date that each such Plan is approved by the Stockholders, except that awards that are granted under the applicable Plan prior to its termination will continue to be administered under the terms of the that Plan until the awards terminate, expire or are exercised.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except for the below, from January 1, 2023 through the date of this proxy statement, we have not been a party to any transaction or proposed transaction in which the amount involved in the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation which are described elsewhere in this proxy statement.

Agreements with Danny Meeks and Affiliates of Danny Meeks

Leases for Properties Underlying Scrap Yards

On January 1, 2023, the Company entered into a lease agreement for the Company’s Chesapeake location with an entity controlled by the Company’s Chief Executive Officer. Under the terms of the lease agreement, the Company pays $9,000 per month in rent, increasing 3% on January 1st of each year. The lease expires on January 1, 2025 and the Company has two options to extend the lease by a term of five years per option.

During the years ended December 31, 2024 and 2023, the Company leased 12 scrap yard facilities and equipment from an entity controlled by the Company’s Chief Executive Officer, including the lease for the Chesapeake location described above for $1,502,830 and $1,640,912, respectively. As of December 31, 2024 and December 31, 2023, the Company owed $495,354 and $2,070,402, respectively, in accrued rent and reimbursements to an entity controlled by the Company’s Chief Executive Officer.

Retirement of Series Z Preferred

On July 28, 2023, the Company issued 6,757 shares of common stock to the Company’s Chief Executive Officer for the exchange of 250 shares of Series Z preferred stock.

Assignment of Note Concurrent with Senior Secured Debt Placement

On July 31, 2023, the Company assigned the remaining balance of $523,303 of a secured promissory note to DWM Properties, LLC, which is controlled by the Company’s Chief Executive Officer.

Sale of Shredders and Downstream System to the Company

On July 31, 2023, the Company entered into a secured promissory note with an entity controlled by the Company’s Chief Executive Officer in the principal amount of $17,218,350. The note was for the purchase of certain equipment from an entity controlled by the Company’s Chief Executive Officer and is secured by such equipment. There were non-cash proceeds of $17,218,350 used to purchase equipment. The note is junior to the senior secured debt entered into by the Company on the same date. The note matures on July 31, 2043 and accrues interest at 7% per annum. The note requires interest-only payments until the senior secured debt is fully satisfied. The Company made payments of $0 and $498,625 towards the principal and interest, respectively, during the years ended December 31, 2024 and 2023, respectively. On March 29, 2024, the holder of the note exchanged $10,000,000 in principal for 1,000 shares of Series D Preferred Stock (see Note 14 – Stockholders’ Equity). On April 21, 2024, the holder of the note exchanged $7,218,350 in principal for 412,360 shares of common stock (see Note 14 – Stockholders’ Equity). As of December 31, 2024 and 2023, the note had a balance of $0 and $17,218,350, respectively.

On May 10, 2024, the Company entered into an exchange agreement with DWM, whereby the Company and DWM agreed to exchange 1,000 shares of the Company’s Series D issued by the Company to DWM, for 1,333,333 shares of the Company’s common stock. As a result of the transaction, the Series D stock was extinguished. The resulting gain on the transaction of $1,224,400 for the difference between the fair value of the common stock and the carrying value of the Series D was recorded as a contribution of capital as the transaction was between related parties.

Sale of Equipment to the Company

On June 5, 2024, the Company entered into a Bill of Sale with DWM Properties LLC, an entity wholly-owned by Danny Meeks, the Company’s Chief Executive Officer, pursuant to which the Company agreed to purchase certain vehicles held by DWM in exchange for $3,582,181. The equipment included 27 trucks which enabled the Company to rapidly expand its fleet of trucks offering hauling services to clients, as well as transporting its scrap metal products to customers. The Company has recorded the equipment on its financial statements at its cost basis.

Sale of Properties Underlying Scrap Yards to the Company

On December 2, 2024, the Company entered into a Contract of Sale (the “Contract of Sale”) with DWM Properties LLC (“DWM”), KPAJ, LLC and Oceana Salvage Properties, L.L.C. (collectively, the “Sellers”), in each case, an entity affiliated with Danny Meeks, the Company’s Chief Executive Officer, pursuant to which the Company agreed to purchase the Premises (as defined in the Contract of Sale) held by the Sellers for an aggregate purchase price of $15,000,000, to be allocated among the seven parcels comprising the Premises and the Licenses and Permits (as defined in the Contract of Sale), as more fully described in the Contract of Sale. The transaction closed on December 2, 2024.

The purchase price is payable by (i) the issuance of an aggregate of 450,000 shares of Series A-1 Preferred Stock of the Company, par value $0.001 per share (the “Preferred Stock”), to the Sellers at an aggregate valuation of $3,300,084 and (ii) the issuance of a promissory note payable to DWM (the “DWM Note”) in the aggregate principal amount of $11,699,916. The DWM Note bears interest at a rate of 10% per annum, and is payable in equal installments of $2,983,309 on each of December 31, 2024, January 31, 2025, February 28, 2025 and March 31, 2025 (each, a “Payment Date”); provided, that if payment on a Payment Date would cause the Company’s cash balance to be less than $3,000,000, then such Payment Date and each subsequent Payment Date shall be extended by 30 days. The Company shall make all payments owed under the DWM Note within 12 months from the date of issuance. In addition, if the Company exercises a 30 day extension of any payment, the Company is required to furnish to DWM such financial information and data as DWM may reasonably request to confirm the Company’s cash balance. The Company made payments of $4,008,057 towards the principal, during the year ended December 31, 2024. As of December 31, 2024 and 2023, the note had a principal balance and accrued interest of $7,691,859 and $0, respectively.

Related-Party Hauling, Mechanic, Equipment Rental, and Miscellaneous Services

During the years ended December 31, 2024 and 2023, the Company provided $850,737 and $68,485, respectively, in hauling services to an entity controlled by the Company’s Chief Executive Officer.

During the years ended December 31, 2024 and 2023, the Company paid an entity controlled by the Company’s Chief Executive Officer $1,396,330 and $409,556, respectively, for hauling services rendered to the Company.

During the year ended December 31, 2024, the Company paid entities controlled by the Company’s Chief Executive Officer $147,401 for scrap metal provided to the Company.

During the year ended December 31, 2024, the Company paid an entity controlled by the Company’s Chief Executive Officer $847,326 for mechanic and repair services provided to the Company.

During the year ended December 31, 2024, the Company paid an entity controlled by the Company’s Chief Executive Officer $506,358 for equipment rentals provided to the Company.

During the year ended December 31, 2023, the Company paid an entity controlled by the Company’s Chief Executive Officer $29,635 for materials sold to the Company.

Insurance Payment Made on Behalf of the Company

During the year ended December 31, 2023, an entity controlled by the Company’s Chief Executive Officer made an insurance down payment of $105,000 and debt payments of $189,615 on behalf of the Company.

Related Party Transaction Policy

Our Audit Committee Charter provides that our Audit Committee will be responsible for reviewing and approving in advance any related party transaction. Transactions requiring such pre-approval will include, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

The Audit Committee has reviewed and approved the transactions described in “Agreements with Danny Meeks and Affiliates of Danny Meeks” above.

PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

The Board has appointed RBSM LLP (“RBSM”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. The Board proposes that our Stockholders ratify this appointment. RBSM has served as our independent registered public accounting firm since December 28, 2017.

We expect that representatives of RBSM will be available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of RBSM as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of RBSM as our independent registered public accounting firm, the Board will reconsider whether to retain RBSM for fiscal year 2025. In deciding whether to appoint RBSM, the Audit Committee reviewed auditor independence issues and existing commercial relationships with RBSM and concluded that RBSM has no commercial relationships with the Company that would impair its independence for the fiscal year ending December 31, 2025. Set forth below are approximate fees paid for services rendered by RBSM for the fiscal years ended December 31, 2024 and December 31, 2023.

	RBSM
	2024	2023
Audit Fees	$350,000	$340,000
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-
Totals	$350,000	$340,000

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by RBSM for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s annual report on Form 10-K and in the Company’s quarterly reports on Form 10-Q, or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2024 and 2023 were $350,000 and $340,000, respectively.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by RBSM that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under “Audit Fees” for the fiscal years ending December 31, 2024 and 2023 were $0 and $0, respectively.

Tax Fees

The aggregate fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2024 and 2023 were $0 and $0, respectively.

All Other Fees

Other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2024 and 2023 were $0 and $0, respectively.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, if our Stockholders do not ratify the appointment of RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RBSM AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THEIR PROXY CARD.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2024 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and

●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Board concerning independence, and has discussed with RBSM matters relating to its independence.

In reliance on the review and discussions referred to above, the Board recommended that the consolidated financial statements audited by RBSM for the fiscal year ended December 31, 2024 be included in its Annual Report on Form 10-K for such fiscal year.

PROPOSAL THREE:

NON-BINDING ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle our Stockholders to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to SEC rules.

Our executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of our short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of our Stockholders. Please read the section of this Proxy Statement entitled “Executive Compensation” for additional details about our executive compensation programs, including information about the fiscal year 2024 compensation of our named executive officer.

The Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our Stockholders’ interests and current market practices. During the fiscal year 2024, our Compensation Committee was comprised of four members from January to August 2024 and three members from August to December 2024.

We are asking our Stockholders to indicate their support for our named executive officers’ compensation as disclosed in this Proxy Statement and the accompanying Annual Report. This proposal, commonly known as a “say-on-pay” proposal, gives our Stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement and the accompanying Annual Report. Accordingly, we are asking our Stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Greenwave Technology Solutions, Inc.’s named executive officers, as disclosed in Greenwave’s Proxy Statement for the 2025 Annual Meeting of Stockholders and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2024 pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required and Board of Directors’ Recommendation

To be approved, this non-binding vote must be approved by a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our Stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement and the accompanying Annual Report, we will consider our Stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED UNDER THE HEADING “EXECUTIVE COMPENSATION,” AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THEIR PROXY CARD.

PROPOSAL Four:

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory approval of our executive compensation program, we are also holding a non-binding advisory vote by Stockholders on the frequency with which Stockholders would have an opportunity to hold an advisory vote on our executive compensation program. We have included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act, which requires us to submit a non-binding, advisory resolution to stockholders at least once every six years to determine whether advisory votes on executive officer compensation should be held every one, two or three years. In satisfaction of this requirement, stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the stockholders of the Company advise that an advisory vote with respect to executive officer compensation should be presented every one, two or three years as reflected by their votes for each of these alternatives in connection with this resolution.”

We are providing Stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the following reasons, we recommend that our stockholders select a frequency of three years. The Board has determined that an advisory vote by the Stockholders on executive compensation that occurs every three years is the most appropriate for the Company because we believe that a triennial voting frequency will provide Stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results.  We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote. We therefore recommend that our stockholders select “Three Years” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by Stockholders will be the frequency of the advisory vote on executive compensation that has been selected by Stockholders. However, because this vote is advisory and not binding on the Board or us, the Board may decide that it is in the best interests of Stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by Stockholders.

THE BOARD RECOMMENDS A VOTE FOR A THREE-YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL FIVE:

APPROVAL of the issuance of warrants to purchase up to an aggregate of 28,644,323 shares of Common Stock, and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d)

General

The Company is seeking Stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for the issuance of warrants to purchase up to an aggregate of 28,644,323 shares of Common Stock and the issuance of the shares of Common Stock upon exercise of such warrants, consisting of (i) up to an aggregate of 7,544,323 shares of Common Stock issuable upon exercise of certain outstanding warrants issued in a private placement conducted on January 10, 2025 concurrently with a registered direct offering (the “January RD Warrants”); and (ii) up to an aggregate of 21,100,000 shares of Common Stock issuable upon exercise of certain outstanding warrants issued in a private placement conducted on February 10, 2025 concurrently with a registered direct offering (the “February RD Warrants” and together with the January RD Warrants, the “Warrants”).

The information set forth in this proposal is qualified in its entirety by reference to the full text of the form of the January RD Warrant attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2025 and the full text of the form of the February RD Warrant attached as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 20, 2024. Stockholders are urged to carefully read these documents.

Warrant Issuances

January Registered Direct Offering and Concurrent Private Placement

On January 10, 2025, the Company entered into a securities purchase agreement (the “January RD Purchase Agreement”) with certain accredited investors, pursuant to which, the Company sold, and such accredited investors purchased, an aggregate of 7,544,323 shares of Common Stock, in a registered direct offering, and accompanying January RD Warrants to purchase up to 7,544,323 shares of Common Stock in a concurrent private placement, for gross proceeds of approximately $4.0 million, before deducting the financial advisor’s fees and other estimated offering expenses (the “January RD Offering”). The purchase price for each share of Common Stock and the accompanying January RD Warrant was $0.5302. The transaction closed on January 14, 2025.

The January RD Warrants are exercisable on or after the date of stockholder approval for the issuance of the January RD Warrants and the shares issuable upon exercise of the January RD Warrants and have an exercise price of $0.5302 per share. The January RD Warrants will expire five years from the date the Company obtains stockholder approval for the issuance of the January RD Warrants and the shares issuable upon exercise of the January RD Warrants. The January RD Warrants can be exercised on a cashless basis while there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock issuable upon exercise of the January RD Warrants.

The issuance of the January RD Warrants was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

February Registered Direct Offering and Concurrent Private Placement

On February 10, 2025, the Company entered into a securities purchase agreement (the “February RD Purchase Agreement”) with certain accredited investors, pursuant to which, the Company sold, and such accredited investors purchased, an aggregate of 21,100,000 shares of Common Stock, in a registered direct offering, and accompanying February RD Warrants to purchase up to 21,100,000 shares of Common Stock in a concurrent private placement, for gross proceeds of $7,041,070, before deducting the financial advisor’s fees and other estimated offering expenses. The purchase price for each share and the accompanying February RD Warrant was $0.3337. The transaction closed on February 11, 2025.

The February RD Warrants are exercisable on or after the date of stockholder approval and have an exercise price of $15.00 per share. The February RD Warrants will expire five years from the date the Company obtains stockholder approval for the issuance of the February RD Warrants and the shares issuable upon exercise of the February RD Warrants. The February RD Warrants can be exercised on a cashless basis if there is no effective registration statement registering, or no current prospectus available for, the resale of the shares issuable upon exercise of the February RD Warrants.

The issuance of the February RD Warrants was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act, for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

Reasons for the Proposal

The Board of Directors has determined that the Warrants, and the Company’s ability to issue Common Stock upon exercise of the Warrants, are in the best interests of the Company and its Stockholders because the sale of the Warrants provided the Company with significant capital. Accordingly, we are seeking Stockholder approval of this proposal in order to comply with the terms of the Warrants and Nasdaq Listing Rule 5635(d), to the extent applicable.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).

Therefore, the Company is seeking stockholder approval to issue more than 20% of the Company’s outstanding Common Stock pursuant to the Warrants (and as aggregated with those shares of Common Stock that may be issued to such investors) in compliance with Nasdaq Listing Rule 5635(d).

Potential Consequences if this Proposal is Not Approved

If Stockholders do not approve this proposal, the Company may not be able to issue shares of Common Stock to the investors upon the receipt of a notice of exercise of the Warrants, thereby requiring the Company to hold another meeting seeking Stockholder approval, costing the Company additional time and money, or the Company may be required to repay the investors in cash. Accordingly, if Stockholder approval of this proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The Company’s ability to successfully implement its business plans and ultimately generate value for its Stockholders is dependent on its ability to maximize capital raising opportunities.

Potential Adverse Effects of this Proposal

Each share of Common Stock that would be issuable to the investors upon exercise of the Warrants would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance to investors of the Warrants or the Common Stock upon exercise of the Warrants will not affect the rights of the Common Stockholder, but such issuances will have a dilutive effect on the Company’s existing Common Stockholders, including the voting power and economic rights of existing Common Stockholders, and may result in a decline in the Company’s stock price or greater price volatility. Further, any sales in the public market of the Common Stock issuable to the investors upon exercise of the Warrants could adversely affect prevailing market prices of the Common Stock.

Interests of Directors and Executive Officers

The Company’s directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ISSUANCE OF WARRANTS TO PURCHASE UP TO AN AGGREGATE OF 28,644,323 SHARES OF COMMON STOCK, AND THE ISSUANCE OF THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THEIR PROXY CARD.

PROPOSAL SIX:

APPROVAL OF THE ISSUANCE OF UP TO AN AGGREGATE OF 11,346,743 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF CERTAIN EXISTING WARRANTS THAT WERE AMENDED ON JANUARY 10, 2025 TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)

General

The Company is seeking Stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), in connection with the repricing of warrants issued on or about (a) March 18, 2024 (the “March Warrants”), (b) April 22, 2024 (the “April Warrants”), and (c) May 16, 2024 (the “May Warrants” and together with the March Warrants and the April Warrants, the “Existing Warrants”). Concurrently with the January RD Offering, on January 10, 2025, the Company and the holders of the Existing Warrants (the “Existing Holders”) agreed to amend the Existing Warrants (collectively, the “Warrant Amendment”). The Warrant Amendment amended the Existing Warrants to (i) reduce the exercise price of the Existing Warrants from $2.91 to $1.50 per share, (ii) increase the number of shares issuable upon exercise of the Existing Warrants by 250% (the “Quantity Adjustment”), and (iii) remove certain adjustment provisions in the Existing Warrants in the event of certain dilutive issuances or share combinations. Following the Warrant Amendment, the Existing Warrants are exercisable for 11,346,743 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Existing Warrants pursuant to the Quantity Adjustment and the alternative cashless exercise provision pursuant to Section 2(c) of the Existing Warrants are subject to stockholder approval.

The information set forth in this proposal is qualified in its entirety by reference to the full text of the March Warrants, the April Warrants, the May Warrants and the form of Warrant Amendment attached as Exhibits 4.1, 4.1, and 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2024, the Company’s Current Report on Form 8-K filed with the SEC on April 22, 2024 and Company’s Quarterly Report on Form 10-Q filed with the SEC on May 20, 2024, respectively. Stockholders are urged to carefully read these documents.

Reasons for the Proposal

The Board of Directors has determined that the Existing Warrants, and the Company’s ability to issue Common Stock upon exercise of the Existing Warrants, are in the best interests of the Company and its Stockholders because the sale of the Existing Warrants provided the Company with significant capital. Accordingly, we are seeking Stockholder approval of this proposal in order to comply with the terms of the Existing Warrants, as amended by the Warrant Amendment, and Nasdaq Listing Rule 5635(d), to the extent applicable.

Our Common Stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d). Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the Minimum Price. Since the Company previously received stockholder approval for the issuance of Existing Warrants and the issuance of the shares of Common Stock issuable upon the exercise of the Existing Warrants, Stockholder approval is again required under Nasdaq Listing Rule 5635(d) as a result of the Quantity Adjustment and to permit the issuance of shares Common Stock upon exercise of the Existing Warrants at the lower exercise price of $1.50 per share.

Therefore, the Company is seeking Stockholder approval to issue more than 20% of the Company’s outstanding Common Stock pursuant to the Existing Warrants, as amended by the Warrant Amendment (and as aggregated with those shares of Common Stock that may be issued to such investors) in compliance with Nasdaq Listing Rule 5635(d).

Potential Consequences if this Proposal is Not Approved

If Stockholders do not approve this proposal, the Company may not be able to issue shares of Common Stock to the investors upon the receipt of a notice of exercise of the Existing Warrants, thereby requiring the Company to hold another meeting seeking Stockholder approval, costing the Company additional time and money, or the Company may be required to repay the Existing Holders in cash. Accordingly, if Stockholder approval of this proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The Company’s ability to successfully implement its business plans and ultimately generate value for its Stockholders is dependent on its ability to maximize capital raising opportunities.

Potential Adverse Effects of this Proposal

Each share of Common Stock that would be issuable to the Existing Holders upon exercise of the Existing Warrants would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance to Existing Holders of the Existing Warrants or the Common Stock issuable upon exercise of the Existing Warrants will not affect the rights of the Common Stockholders, but such issuances will have a dilutive effect on the Company’s existing Common Stockholders, including the voting power and economic rights of existing Common Stockholders, and may result in a decline in the Company’s stock price or greater price volatility. Further, any sales in the public market of the Common Stock issuable to the Existing Holders upon exercise of the Existing Warrants could adversely affect prevailing market prices of the Common Stock.

Interests of Directors and Executive Officers

The Company’s directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ISSUANCE OF 11,346,743 SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE EXISTING WARRANTS IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THEIR PROXY CARD.

PROPOSAL SEVEN:

TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES A-1 PREFERRED STOCK AND TO APPROVE THE ISSUANCE OF 450,000 SHARES OF THE SERIES A-1 PREFERRED STOCK PURSUANT TO THE CONTRACT OF SALE WITH THE SELLERS, IN EACH CASE, AN ENTITY AFFILIATED WITH DANNY MEEKS, THE COMPANY’S CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD, PURSUANT TO WHICH THE COMPANY AGREED TO PURCHASE CERTAIN PREMISES (AS DEFINED IN THE CONTRACT OF SALE) HELD BY THE SELLERS.

General

The Company is seeking Stockholder approval to ratify the terms of the Series A-1 Preferred Stock and, for purposes of complying with Nasdaq Listing Rule 5635(d), for the issuance of 450,000 shares of the Series A-1 Preferred Stock.

The information set forth in this proposal is qualified in its entirety by reference to the full text of the Certificate of Designations, Preferences and Rights of Series A-1 Preferred Stock of Greenwave Technology Solutions, Inc. (the “Series A-1 COD”) attached as exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2024. Stockholders are urged to read this document carefully.

Background

On November 23, 2024, the Company filed the Series A-1 COD to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, providing for and authorizing issuance of 450,000 shares of Series A-1 Preferred Stock. On December 2, 2024, the Company entered into the Contract of Sale, with the Sellers, in each case, an entity affiliated with Danny Meeks, the Company’s Chief Executive Officer and Chairman of the Board, pursuant to which the Company agreed to purchase certain Premises (as defined in the Contract of Sale) held by the Sellers for an aggregate purchase price of $15,000,000, to be allocated among the seven parcels comprising the Premises and the Licenses and Permits (as defined in the Contract of Sale), as more fully described in the Contract of Sale. The purchase price was payable by (i) the issuance of an aggregate of 450,000 shares of Series A-1 Preferred Stock to the Sellers at an aggregate valuation of $3,300,084 and (ii) the issuance of the DWM Note in the aggregate principal amount of $11,699,916.  The transaction closed on December 2, 2024.

The above descriptions of the DWM Note and Contract of Sale do not purport to be complete and are qualified in their entirety by reference to the full text of the DWM Note and Contract of Sale, which are filed as Exhibits 4.1 and 10.1, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2024. Stockholders are urged to read these documents carefully.

Description of the Series A-1 Preferred Stock

The definitive rights and preferences of the Series A-1 Preferred Stock are set forth in the Series A-1 COD. The Series A-1 COD establishes the rights of the Series A-1 Preferred Stock. The following is a summary of the Series A-1 COD and the rights of the Series A-1 Preferred Stockholders:

Designation, Amount, and Par Value.   The number of shares of Series A-1 Preferred Stock designated is 450,000. The shares of Series A-1 Preferred Stock have a par value of $0.001 per share and a stated value of $1,000 per share, subject to adjustment as set forth in the Series A-1 COD (the “Stated Value”).

Conversion Rate. The Series A-1 Preferred Stock are convertible into the number of shares of Common Stock (subject to the limitations set forth in the Series A-1 COD) that constitutes 0.0001% (the “Conversion Rate”) of the then-outstanding shares of Common Stock of the Company as of the date of the applicable conversion notice, provided, however, that in no case may the total number of shares of Common Stock converted from the Series A-1 Preferred Stock consist of more than 45% of the Company’s total authorized shares of Common Stock.

Dividends. The Series A-1 Preferred Stockholders are not entitled to receive any dividends.

Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Series A-1 Preferred Stockholders will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, before any before any distribution or payment is made to the holders of any Junior Securities (as defined in the Series A-1 COD). If the assets of the Company are insufficient to pay such amounts in full, then the entire assets to be distributed to the Series A-1 Stockholders will be ratably distributed among them in accordance with the respective amounts that would be payable on such shares if all the amounts payable were paid in full.

Maximum Percentage. Series A-1 Preferred Stockholders are prohibited from converting their Series A-1 Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than 45% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock held by a Series A-1 Preferred Stockholder (the “Series A-1 Maximum Percentage”).

Voting Rights. Except as otherwise expressly required by law, the Series A-1 Preferred Stockholders are entitled to vote on all matters submitted to the Common Stockholders and each share of Series A-1 Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock a Series A-1 Preferred Stockholder would be entitled to receive upon conversion of their Series A-1 Preferred Stock in accordance with the terms of, and subject to the limitations set forth in, the Series A-1 COD, as if converted at no less than $0.3959 per share (subject to the Series A-1 Maximum Percentage). Except as otherwise required by law, the Series A-1 Preferred Stockholders vote together with the holders of Common Stock on all matters and do not vote as a separate class.

Reasons for the Proposal

Our Common Stock is listed on The Nasdaq Capital Market, and, as such, we are subject to Nasdaq Listing Rule 5635(d). Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the Minimum Price. We are seeking Stockholder approval of this proposal in order to satisfy the requirements of Nasdaq Listing Rule 5635(d) with respect to the terms of the Series A-1 Preferred Stock and the issuance of shares of our Common Stock upon conversion of the Series A-1 Preferred Stock.

Potential Consequences if this Proposal is Not Approved

If Stockholders do not approve this proposal, the Company may not be able to issue shares of Common Stock to the Series A-1 Preferred Stockholders upon the receipt of a notice of conversion of the Series A-1 Preferred Stock, thereby requiring the Company to hold another meeting seeking Stockholder approval, costing the Company additional time and money. Accordingly, if Stockholder approval of this proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The Company’s ability to successfully implement its business plans and ultimately generate value for its Stockholders is dependent on its ability to maximize capital raising opportunities.

Potential Adverse Effects of this Proposal

Each share of Common Stock that would be issuable upon conversion of the Series A-1 Preferred Stock would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance to Series A-1 Preferred Stockholders of the Common Stock upon conversion of the Series A-1 Preferred Stock will not affect the rights of the Common Stockholders, but such issuances will have a dilutive effect on the Company’s existing Common Stockholders, including the voting power and economic rights of Common Stockholders, and may result in a decline in the Company’s stock price or greater price volatility. Further, any sales in the public market of the Company’s Common Stock issuable to the Series A-1 Preferred Stockholders upon conversion of the Series A-1 Preferred Stock could adversely affect prevailing market prices of the Common Stock.

Interests of Directors and Executive Officers

As noted above, Danny Meeks, the Company’s Chief Executive Officer and Chairman of the Board, is affiliated with the Sellers in the Contract of Sale. Thus, Mr. Meeks may be considered to have an indirect substantial financial interest in the matters set forth in this proposal.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE TERMS AND APPROVE THE ISSUANCE OF 450,000 SHARES OF THE SERIES A-1 PREFERRED STOCK PURSUANT TO THE CONTRACT OF SALE WITH THE SELLERS, IN EACH CASE, AN ENTITY AFFILIATED WITH DANNY MEEKS, THE COMPANY’S CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD, PURSUANT TO WHICH THE COMPANY AGREED TO PURCHASE CERTAIN PREMISES (AS DEFINED IN THE CONTRACT OF SALE) HELD BY THE SELLERS.

PROPOSAL EIGHT:

GRANT OF AUTHORITY FOR ONE OR MORE REVERSE SPLITS OF THE COMPANY’S COMMON STOCK

Our Board of Directors has approved, subject to Stockholder approval, by written consent in lieu of a meeting, a proposal to amend our Certificate of Incorporation to effect one or more Reverse Stock Splits of all our outstanding shares of Common Stock, at a ratio between 1-for-2 and 1-for-150, to be determined at the discretion of the Board, subject to the Board’s discretion to abandon such amendment. If this proposal is approved, the Board may decide not to effect any Reverse Stock Splits if it determines that it is not in the best interests of the Company to do so. The Board does not currently intend to seek re-approval of a Reverse Stock Split for any delay in implementing a Reverse Stock Split unless twenty four months have passed from the date of the Record Date (the “Authorized Period”). If the Board determines to implement one or more Reverse Stock Split, such Reverse Stock Split will become effective upon filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware or at such later date specified therein.

The text of the proposed Certificate of Amendment to our Certificate of Incorporation to effect a Reverse Stock Split is included as Appendix A to this Proxy Statement (subject to any changes required by applicable law and provided that, since Proposals Number Two and this Proposal Number Five will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

Approval of the proposal would permit (but not require) our Board to effect one or more reverse stock splits of our issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-150, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, provided that (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-150, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date. We believe that enabling our Board of Directors to set the ratio within the stated range will allow the Company to have the flexibility to meets its obligations and provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our Stockholders. In determining a ratio, if any, our Board may consider, among other things, factors such as:

●	the number of shares of Common Stock the Company is obligated to issue or reserve pursuant to any convertible securities of the Company, including shares of convertible preferred stock;
●	The aggregate amount of shares that may be reserved under the 2024 Plan;
●	the initial or continuing listing requirements of various stock exchanges;
●	the historical trading price and trading volume of our Common Stock;
●	the number of shares of our Common Stock issued and outstanding;
●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; and
●	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon a Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that a Reverse Stock Split is no longer in the best interests of the Company and its Stockholders.

Depending on the ratio for the Reverse Stock Splits determined by our Board of Directors, if any, no less than two and no more than one hundred and fifty shares of existing Common Stock, as determined by our Board of Directors, will be combined into one share of Common Stock. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-150. The Company shall pay Stockholders the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined. An amendment to our Certificate of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors at that time to be in the best interests of our Stockholders.

Reasons for the Reverse Stock Splits

The Company’s primary reason for approving and recommending one or more Reverse Stock Splits is to: (1) satisfy the continued listing requirements of Nasdaq Capital Market; (2) make the Common Stock more attractive to certain institutional investors which would provide for a stronger investor base; and (3) decrease our Delaware annual franchise tax, which may be calculated based upon the number of issued shares. The Company intends to utilize one or more Reverse Stock Splits in order to meet its contractual obligations and retain enough flexibility for future corporate actions.

Reducing the number of issued shares of Common Stock may, absent other factors, increase the per share market price of the Common Stock. The Company believes that the Reverse Stock Splits may make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual Stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Splits will make the Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of Common Stock.

Potential Consequences of the Reverse Stock Splits

However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Splits, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Splits or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after any Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before any Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after any Reverse Stock Split may be lower than the total market capitalization before such Reverse Stock Split. Moreover, because some investors may view the reverse stock split negatively, we cannot assure you that the reverse stock split will not adversely impact the market price of our Common Stock.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

While we believe that the Reverse Stock Split will be sufficient to maintain our listing on The Nasdaq Stock Market, it is possible that, even if the Reverse Stock Split results in a closing price for our Common Stock that exceeds $1.00 per share, we may not be able to continue to satisfy the other criteria for continued listing of our Common Stock on The Nasdaq Stock Market. In addition, as a Delaware corporation, we are required to pay an annual Delaware franchise tax which is calculated based upon several variables, including a company’s number of total outstanding shares as compared to the company’s number of authorized shares of capital stock. We believe that a decrease in the number of outstanding shares as a result of any Reverse Stock Split may decrease our annual Delaware franchise tax liability; however, no assurance can be given that the decrease in outstanding shares will decrease our annual Delaware franchise tax liability.

Procedure for Implementing a Reverse Stock Split

A Reverse Stock Split would become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. The form of a Certificate of Amendment to our Certificate of Incorporation effecting a Reverse Stock Split is attached hereto as Appendix A. The exact timing of the filing of the Certificate of Amendment that would effectuate the Reverse Stock Split would be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our Stockholders. In addition, our Board would reserve the right, without further action by the Stockholders, to elect not to proceed with a Reverse Stock Split if, at any time prior to filing a Certificate of Amendment to the Company’s Certificate of Incorporation to effect a Reverse Stock Split, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our Stockholders to proceed with a Reverse Stock Split. Our Board will only have authority to file with the Delaware Secretary of State a Certificate of Amendment effecting a Reverse Stock Split within one year from the Record Date.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Splits determined by our Board, a minimum of two and a maximum of one hundred shares in aggregate of existing Common Stock will be combined into one new share of Common Stock. The table below, which except for the final column does not take into account the Stock Increase Amendment, illustrates the number of shares of Common Stock authorized for issuance following different Reverse Stock Splits, the approximate number of shares of Common Stock that would remain outstanding following each such Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following each such Reverse Stock Split. The examples in the table below for Reverse Stock Splits range from 1-for-2 to 1-for-150, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 407,796 and 30,584,754 shares. The information in the following table is based on 61,169,509 shares of Common Stock issued and outstanding as of July 11, 2025 and 555,461,872 shares reserved for future issuance as of July 11, 2025 assuming conversion of all convertible securities of the Company.

Proposed Ratio	Number of authorized shares of Common Stock	Approximate Number of Shares of Common Stock Issued and Outstanding Post-Reverse Stock Split	Approximate Number of Unreserved Shares of Common Stock Available for Future Issuance Assuming Conversion of all Outstanding Convertible Securities Post-Stock Increase Amendment
1-for-2	1,200,000,000	30,584,754	291,684,309
1-for-150	1,200,000,000	407,796	3,889,124

The actual number of shares of Common Stock issued and outstanding after giving effect to a Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board.

Any Reverse Stock Splits will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in the Company, except as described below in “Fractional Shares.” Record holders of Common Stock otherwise entitled to a fractional share as a result of a Reverse Stock Split will receive a full share rather than a fractional share.

In the event the Company effectuates one or more Reverse Stock Splits, the Company will be able to issue substantially more Common Stock. Future issuances of Common Stock or securities convertible into Common Stock will have a significant dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current Stockholders. If a Reverse Stock Split is effected, our Stockholders will experience significant dilution as a result of shares of Common Stock being issued pursuant to our outstanding convertible securities, including our outstanding convertible preferred stock. Further, due to our need to raise additional capital in order to fund continuing operations, our Stockholders will also experience significant dilution as a result of shares of Common Stock being issued in connection with future financings that the Company may complete.

The Reverse Stock Splits may result in some Stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Splits, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Bid and ask prices for our Common Stock will continue to be quoted on the Nasdaq under the symbol “GWAV.”

After the effective time of the Reverse Stock Splits, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares issued may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the implementation of the Reverse Stock Split(s), the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Stock Split(s) will not cause the Company to go private.

Authorized Shares of Common Stock

The Reverse Stock Splits will not change the number of authorized shares of the Company’s Common Stock under the Company’s Certificate of Incorporation. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. Currently, under our Certificate of Incorporation, our authorized capital stock consists of 1,200,000,000 shares of Common Stock. Please see “Reasons for the Reverse Stock Splits; Potential Consequences of the Reverse Stock Splits” for more information.

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Splits could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares of Common Stock to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its Stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Splits may limit the opportunity for the Company’s Stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that the Company’s Stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Splits with the intent that they be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of a Reverse Stock Split, we intend to treat shares held by Stockholders through a bank, broker, custodian or other nominee in the same manner as registered Stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect a Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered Stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares of Common Stock electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Stock Split. The letter of transmittal will contain instructions on how a Stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a Stockholder until such Stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No Stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of a Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by Stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these Stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company does not currently intend to issue fractional shares of Common Stock in connection with any Reverse Stock Split. Therefore, the Company does not expect to issue certificates representing fractional shares of Common Stock. In lieu of any fractional shares, the Company will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of common stock, as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

The Company does not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. The Company presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

Effect of the Reverse Stock Split(s) on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, Convertible or Exchangeable Securities, and Preferred Stock.

Based upon the applicable Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities, including any preferred stock, entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following such Reverse Stock Split as was the case immediately preceding such Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares of Common Stock reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares. In the event of a Reverse Stock Split, the maximum number of shares that can be issued under the 2021 Plan (including the ISO share grant limit), the number of shares issued under the 2021 Plan and subject to each award, the exercise prices of outstanding awards, the maximum number of shares that are reserved under the 2021 Plan, and the number of shares available for issuance under the 2021 Plan, shall each be equitably and proportionately adjusted by the 2021 Plan Committee (as defined herein).

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split(s) to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is (i) a citizen or individual resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. In addition, it does not purport to address all aspects of federal income taxation that may be relevant to Stockholders in light of their particular circumstances or to any Stockholder that may be subject to special tax rules, including without limitation: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split(s).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split(s). There can be no assurance that the Internal Revenue Service will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. No opinion of counsel or ruling from the Internal Revenue Service has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split(s).

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT(S) IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

Based on the assumption that the Reverse Stock Split(s) will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following is a general discussion of the U.S. federal income tax consequences relating to the Reverse Stock Split(s).

We believe that the Reverse Stock Split(s) should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a U.S. holder generally should not recognize gain or loss on the Reverse Stock Split(s). The aggregate tax basis of the post-split shares of Common Stock received should be equal to the aggregate tax basis of the pre-split shares of Common Stock exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares of Common Stock received will include the holding period of the pre-split shares of Common Stock exchanged. U.S. holders should consult their tax advisors as to the application of the foregoing rules where shares of our Common Stock were acquired at different times or at different prices.

Cash payments received by a U.S. holder of our Common Stock pursuant to the Reverse Stock Split(s) may be subject to information reporting, and may be subject to backup withholding if the U.S. holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to any Reverse Stock Splits.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting and entitled to vote thereon is required to approve an amendment to the Company’s Certificate of Incorporation to approve the Reverse Stock Split.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DISCRETIONARY AUTHORITY TO THE COMPANY’S BOARD OF DIRECTORS TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS.

PROPOSA NINE:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this Proposal Seven, we are asking our Stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our Stockholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our Stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our Stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If, however, after the adjournment, the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting shall be provided to each Stockholder of record as of the new record date and entitled to vote at such meeting.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR ADVISABLE.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

By order of the Board of Directors,

/s/ Danny Meeks
Danny Meeks
Chief Executive Officer and Chairman of the Board

                 , 2025

Chesapeake, VA

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

THE SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

Greenwave Technology Solutions, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST. The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing Article Fourth, so that, as amended, the following shall be added as Section 4.1(e):

“(e) Reverse Stock Split. Effective at 11:59 p.m., Eastern Time, on [  ], 2025 (the “Reverse Split Effective Time”), every [  ] shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the Reverse Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock, subject to the treatment of fractional interests as described below (the “Reverse Split”). No fractional shares shall be issued in connection with the exchange. In lieu thereof, any person who holds a fraction of one (1) share of Common Stock after the exchange shall have their fraction of one (1) share rounded up to the nearest whole fraction of one (1) share of Common Stock. As of the Reverse Split Effective Time and thereafter, a certificate representing shares of Common Stock prior to the Reverse Split is deemed to represent the number of post-Reverse Split shares into which the pre-Reverse Split shares were reclassified and combined. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto, or any option or right to purchase or acquire shares of Common Stock, shall be deemed to be references to the Common Stock, or options or rights to purchase or acquire shares of Common Stock, after giving effect to the Reverse Split.”

SECOND. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above mentioned amendment to the Second Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

THIRD. Pursuant to the resolution of the board of directors of the Corporation, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

IN WITNESS WHEREOF, this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this [  ] day of [  ], 2025.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:
Name:	Danny Meeks
Title:	Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors

GREENWAVE TECHNOLOGY SOLUTIONS INC 4016 Raintree Rd., Ste 300, Chesapeake, VA 23321	VOTE BY INTERNET - www.GWAV.vote

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on

August 12, 2025. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control

Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it to

EQUITY STOCK TRANSFER,

237 W 37TH ST, Suite 602, New York, NY 10018,

ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it

by fax: (347)-584-3644 ATTN: Shareholder Services or

by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

The undersigned hereby appoints Danny Meeks, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.0001 par value per share, of Greenwave Technology Solutions Inc., (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 4:30 p.m., Eastern Time, on August 13, 2025, (the “Annual Meeting”) to be held virtually by calling 877-407-3088 (toll free) or +1-877-407-3088 (International), and any adjournment or adjournment or postponement thereof. There will not be a physical meeting location.

THE BOARD OF DIRECTORS OF GREENWAVE TECHNOLOGY SOLUTIONS INC. (THE “COMPANY”) RECOMMENDS THAT YOU VOTE “FOR” FOR EACH OF THE NOMINEES IN PROPOSAL 1, “FOR” ON PROPOSALS 2, 3, 5, 6, 7 AND 8, AND “FOR” “3 YEARS” ON PROPOSAL 4.	TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

			For	Withhold
1.	Election of three (3) Directors.	1a. Danny Meeks	☐	☐
Nominees:
		1b. Cheryl Lanthorn	☐	☐

		1c. Lisa Lucas-Burke	☐	☐

			For	Against
2.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

3.	To approve, on an advisory and non-binding basis, the compensation paid to the Company’s named executive officers.	☐	☐	☐

		3yrs	2yrs	1yr	Abstain
4.	To approve on a non-binding advisory basis the frequency with which the stockholders shall vote to approve executive compensation.	☐	☐	☐	☐

		For	Against	Abstain
5.	To approve the issuance of warrants to purchase up to an aggregate of 28,644,323 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq Listing Rule 5635(d)”).	☐	☐	☐

6.	To approve the issuance of 11,346,743 shares of Common Stock issuable upon exercise of certain existing warrants that were amended on January 10, 2025, to, among other things, increase the number of shares of Common Stock issuable upon exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d).	☐	☐	☐

7.	To ratify the terms and approve the issuance of 450,000 shares of Series A-1 Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A-1 Preferred Stock”), pursuant to the Contract of Sale, dated December 2, 2024 (the “Contract of Sale”), with DWM Properties LLC, KPAJ, LLC and Oceana Salvage Properties, L.L.C. (collectively, the “Sellers”), in each case, an entity affiliated with Danny Meeks, the Company’s Chief Executive Officer and Chairman of the Board, pursuant to which the Company agreed to purchase certain Premises (as defined in the Contract of Sale) held by the Sellers.	☐	☐	☐

8.	To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-150 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-150, and (Y) any Reverse Stock Split is completed no later than the second anniversary of the Record Date (as defined herein);	☐	☐	☐

9.	To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.	☐	☐	☐

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date